AMENDMENT NO. 12
TO AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM GROWTH SERIES
          This Amendment No. 12 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (the “Trust”) amends, effective April 30, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to change the registrant name effective April 30, 2010, from AIM Growth Series to AIM Growth Series (Invesco Growth Series); and
          WHEREAS, the Trust desires to amend the Agreement to change the following Funds’ names effective April 30, 2010:

CURRENT NAME	NEW NAME
AIM Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement Now Fund
AIM Balanced-Risk Retirement 2010 Fund	Invesco Balanced-Risk Retirement 2010 Fund
AIM Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2020 Fund
AIM Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2030 Fund
AIM Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2040 Fund
AIM Balanced-Risk Retirement 2050 Fund	Invesco Balanced-Risk Retirement 2050 Fund
AIM Basic Value Fund	Invesco Basic Value Fund
AIM Conservative Allocation Fund	Invesco Conservative Allocation Fund
AIM Global Equity Fund	Invesco Global Equity Fund
AIM Growth Allocation Fund	Invesco Growth Allocation Fund
AIM Income Allocation Fund	Invesco Income Allocation Fund
AIM International Allocation Fund	Invesco International Allocation Fund
AIM Mid Cap Core Equity Fund	Invesco Mid Cap Core Equity Fund
AIM Moderate Allocation Fund	Invesco Moderate Allocation Fund
AIM Moderate Growth Allocation Fund	Invesco Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund	Invesco Moderately Conservative Allocation Fund
AIM Small Cap Growth Fund	Invesco Small Cap Growth Fund;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Any and all references to AIM Growth Series are hereby changed to AIM Growth Series (Invesco Growth Series).
     2. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     3. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 26, 2010.

By:	/s/ John M. Zerr
	Name:	John M. Zerr
	Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Balanced-Risk Retirement Now Fund	Class A Shares
Class A5 Shares
Class B Shares
Class C Shares
Class C5 Shares
Class R Shares
Class R5 Shares
Class Y Shares
Institutional Class Shares

Invesco Balanced-Risk Retirement 2010 Fund	Class A Shares
Class A5 Shares
Class B Shares
Class C Shares
Class C5 Shares
Class R Shares
Class R5 Shares
Class Y Shares
Institutional Class Shares

Invesco Balanced-Risk Retirement 2020 Fund	Class A Shares
Class A5 Shares
Class B Shares
Class C Shares
Class C5 Shares
Class R Shares
Class R5 Shares
Class Y Shares
Institutional Class Shares

Invesco Balanced-Risk Retirement 2030 Fund	Class A Shares
Class A5 Shares
Class B Shares
Class C Shares
Class C5 Shares
Class R Shares
Class R5 Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Balanced-Risk Retirement 2040 Fund	Class A Shares
Class A5 Shares
Class B Shares
Class C Shares
Class C5 Shares
Class R Shares
Class R5 Shares
Class Y Shares
Institutional Class Shares

Invesco Balanced-Risk Retirement 2050 Fund	Class A Shares
Class A5 Shares
Class B Shares
Class C Shares
Class C5 Shares
Class R Shares
Class R5 Shares
Class Y Shares
Institutional Class Shares

Invesco Basic Value Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Conservative Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class S Shares
Class Y Shares
Institutional Class Shares

Invesco Convertible Securities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Global Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Growth Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class S Shares
Class Y Shares
Institutional Class Shares

Invesco Income Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco International Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Mid Cap Core Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Moderate Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class S Shares
Class Y Shares
Institutional Class Shares

Invesco Moderate Growth Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Moderately Conservative Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Small Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Van Kampen Asset Allocation Conservative Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Asset Allocation Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Asset Allocation Moderate Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Harbor Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Leaders Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Real Estate Securities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen U.S. Mortgage Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares”